EXHIBIT 12.(b)
                                                                  --------------


                              PMFM INVESTMENT TRUST

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual report of the PMFM Tactical Preservation Portfolio Trust, the PMFM Managed Portfolio Trust, the PMFM Core Advantage Portfolio Trust and the PMFM Tactical Opportunities Portfolio Trust, (the "Funds") of PMFM Investment Trust on Form N-CSR for the period ended November 30, 2005, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Timothy A. Chapman, chief executive officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: January 26, 2006      By:  /s/ Timothy A. Chapman
                                 ______________________________________
                                 Timothy A. Chapman
                                 President and Principal Executive Officer
                                 PMFM Investment Trust


     A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

                              PMFM INVESTMENT TRUST

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual report of the PMFM Tactical Preservation Portfolio Trust, the PMFM Managed Portfolio Trust, the PMFM Core Advantage Portfolio Trust and the PMFM Tactical Opportunities Portfolio Trust (the "Funds") of PMFM Investment Trust on Form N-CSR for the period ended November 30, 2005, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Donald L. Beasley, chief financial officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: January 26, 2006      By: /s/ Donald L. Beasley
                                ______________________________________
                                Donald L. Beasley
                                Trustee, Chairman, Treasurer and Principal
                                Financial Officer
                                PMFM Investment Trust


     A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.